Exhibit 99.1

EXECUTION COPY

AMENDMENT NO. 2
TO
AMENDED AND RESTATED CREDIT AGREEMENT

THIS AMENDMENT NO. 2 TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of July 27, 2012, is entered into by and among Lifetime Brands, Inc., as the Company (the “Company”), the financial institutions party hereto as Lenders (collectively, the “Lenders”) and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”).  Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Credit Agreement referenced below.

WITNESSETH

WHEREAS, the Company, the Foreign Subsidiary Borrowers party thereto, the other Loan Parties party thereto, the Lenders and the Administrative Agent are parties to an Amended and Restated Credit Agreement, dated as of October 28, 2011 (as previously amended, restated, supplemented or otherwise modified, the “Credit Agreement”);

WHEREAS, the Company has requested that the Lenders and the Administrative Agent agree to certain amendments to the Credit Agreement and the Domestic Security Agreement; and

WHEREAS, the Lenders and the Administrative Agent have agreed to such amendments on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Lenders and the Administrative Agent hereby agree as follows:

Section 1.                      Amendments.  Effective as of the date of satisfaction of the conditions precedent set forth in Section 2 below, the parties hereto agree that the Credit Agreement and the Domestic Security Agreement are hereby amended as follows:

A. Section 1.01 of the Credit Agreement is hereby amended to insert the following new definitions in the appropriate alphabetical order:

“Amendment No. 2 Effective Date” means July 27, 2012.

“Significant Subsidiary” means each Subsidiary (i) which, as of the end of the most recent fiscal quarter of the Company for which financial statements have been delivered pursuant to Section 5.01(a) or (b) (or, if prior to the date of the delivery of the first financial statements to be delivered pursuant to Section 5.01(a) or (b), the most recent financial statements referred to in Section 3.04(a)), contributed greater than five percent (5%) of consolidated total assets determined in accordance with GAAP or (ii) which contributed greater than five percent (5%) of consolidated total revenues determined in accordance with GAAP for the period ending on such date; provided that, if, as of the end of any fiscal quarter, the aggregate amount of consolidated total assets or consolidated total revenues attributable to all Subsidiaries that are not Significant

Subsidiaries exceeds fifteen percent (15%) of consolidated total assets as of the end of such fiscal quarter or fifteen percent (15%) of consolidated total revenues for the period ending on such date, respectively, the Company (or, in the event the Company has failed to do so within ten (10) days, the Administrative Agent) shall designate sufficient Subsidiaries as “Significant Subsidiaries” to eliminate such excess, and such designated Subsidiaries shall for all purposes of this Agreement constitute Significant Subsidiaries.

“Specified Second Lien Documents” is defined in the definition of Second Lien Documents.

B. The definition of “Aggregate Commitment” appearing in Section 1.01 of the Credit Agreement is hereby amended to add the following new sentence at the end thereof:

“As of the Amendment No. 2 Effective Date, the Aggregate Commitment is $175,000,000.”

C. The definition of “Dollar Tranche Commitment” appearing in Section 1.01 of the Credit Agreement is hereby amended to (x) delete the reference to “Effective Date” appearing therein and replace such reference with a reference to “Amendment No. 2 Effective Date” and (y) delete the reference to “$130,000,000” appearing at the end thereof and replace such reference with a reference to “$150,000,000”.

D. The definition of “EBITDA” appearing in Section 1.01 of the Credit Agreement is hereby amended to (x) delete the word “and” appearing at the end of clause (a)(vi) thereof, (y) delete the reference to “$1,000,000” appearing in clause (a)(vii) thereof and replace such reference with a reference to “$2,000,000” and (z) insert the following as a new clause (a)(viii) thereof:

“and (viii) any extraordinary losses from sales, exchanges and other dispositions of property not in the ordinary course of business”

E. The definition of “Indebtedness” appearing in Section 1.01 of the Credit Agreement is hereby amended to add the following proviso at the end of clause (l) thereof:

“; provided, that the term Indebtedness shall not include endorsements for collection or deposit in the ordinary course of business”

F. The definition of “Multicurrency Tranche Commitment” appearing in Section 1.01 of the Credit Agreement is hereby amended to (x) delete the reference to “Effective Date” appearing therein and replace such reference with a reference to “Amendment No. 2 Effective Date” and (y) delete the reference to “$20,000,000” appearing at the end thereof and replace such reference with a reference to “$25,000,000”.

G. Clause (d) of the definition of “Permitted Encumbrances” appearing in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(d)           deposits to secure the performance of bids, trade contracts, government contracts, leases, statutory or regulatory obligations, surety, customs and appeal bonds, performance and return of money bonds and other obligations of a like nature, in each case in the ordinary course of business;”

H. The definition of “Permitted Encumbrances” appearing in Section 1.01 of the

Credit Agreement is hereby amended to (x) delete the “and” appearing at the end of clause (e) thereof, (y) add the word “and” at the end of clause (f) thereof and (z) add the following as a new clause (g) thereof:

“(g)           Liens solely on cash earnest money deposits made by the Company or any Subsidiary in connection with any letter of intent or purchase agreement permitted hereunder;”

I. The definitions of “Applicable Percentage”, “Available Commitment”, “Intercreditor Agreement”, “Maturity Date” and “Second Lien Documents” appearing in Section 1.01 of the Credit Agreement are hereby amended and restated in their entirety to read as follows:

“Applicable Percentage” means, (a) with respect to any Multicurrency Tranche Lender in respect of a Multicurrency Tranche Credit Event, its Multicurrency Tranche Percentage, (b) with respect to any Dollar Tranche Lender in respect of a Dollar Tranche Credit Event, its Dollar Tranche Percentage and (c) otherwise, with respect to any Lender, (i) with respect to Revolving Loans, LC Exposure, Swingline Loans, Overadvances or other applicable amounts hereunder, a percentage equal to a fraction the numerator of which is such Lender’s Commitment and the denominator of which is the Aggregate Commitment (if the Commitments have terminated or expired, the Applicable Percentages shall be determined based upon the Commitments most recently in effect, giving effect to any assignments); provided that, in the case of Section 2.21 when a Defaulting Lender shall exist, any such Defaulting Lender’s Commitment shall be disregarded in the calculation and (ii) with respect to Protective Advances or with respect to the Aggregate Credit Exposure, a percentage based upon its share of the Aggregate Credit Exposure and the unused Commitments; provided that in the case of Section 2.21 when a Defaulting Lender shall exist, any such Defaulting Lender’s Commitment shall be disregarded in the calculation.

“Available Commitment” means, at any time, the Aggregate Commitment then in effect minus the Revolving Exposure of all Lenders at such time.

“Intercreditor Agreement” means (i) that certain Intercreditor Agreement, dated as of the Amendment No. 2 Effective Date, by and among the Administrative Agent, JPMorgan Chase Bank, N.A., in its capacity as administrative agent under the Second Lien Documents, and each of the Loan Parties party thereto and (ii) any replacement intercreditor agreement entered into by the applicable lender(s) and the Administrative Agent in respect of the Second Lien Obligations.

“Maturity Date” means the earliest of (i) July 27, 2017 and (ii) any date on which the Commitments are reduced to zero or otherwise terminated pursuant to the terms hereof.

“Second Lien Documents” means, collectively, (i) that certain Second Lien Credit Agreement, dated as of the Amendment No. 2 Effective Date, by and among the Company, the Loan Parties party thereto as subsidiary guarantors, the lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, and all other agreements, instruments, documents and certificates executed and/or delivered in connection therewith (collectively, the “Specified Second Lien Documents”) and (ii) upon the termination of the Specified Second Lien Documents and the release of the Liens thereunder, any comparable documents entered into by the Company and the Loan Parties, in form and substance reasonably satisfactory to the

Administrative Agent, in connection with Indebtedness permitted under Section 6.01(a)(ii) and Liens permitted under Section 6.02(a)(ii).

J. Section 2.10(e) of the Credit Agreement is hereby amended to delete the reference to “$200,000,000” appearing therein and replace such reference with a reference to “$225,000,000”.

K. Section 3.04(b) of the Credit Agreement is hereby amended to delete the reference to “December 31, 2010” appearing therein and replace such reference with a reference to “December 31, 2011”.

L. Section 3.14 of the Credit Agreement is hereby amended to add the phrase “, except those noted on Schedule 3.14 as installment payments that are still due” immediately after the words “all premiums in respect of such insurance have been paid” appearing in the second sentence thereof.

M. Section 3.18 of the Credit Agreement is hereby amended to delete clause (b) thereof and replace it with the following:

“(b) Liens permitted under Section 6.02 (other than clause (n) thereof), to the extent any such Liens would have priority over the Liens in favor of the Administrative Agent pursuant to any applicable law and”

N. Section 5.01(a) of the Credit Agreement is hereby amended to add the following parenthetical immediately before the semi-colon appearing at the end thereof:

“(it being understood and agreed that unaudited consolidating financial information provided pursuant to this subsection (a) shall, in respect of Subsidiaries, only show individually Significant Subsidiaries)”

O. Section 5.01(b) of the Credit Agreement is hereby amended to add the following parenthetical immediately before the semi-colon appearing at the end thereof:

“(it being understood and agreed that unaudited consolidating financial information provided pursuant to this subsection (b) shall, in respect of Subsidiaries, only show individually Significant Subsidiaries)”

P. Section 5.01(c) of the Credit Agreement is hereby amended to add the following parenthetical immediately before the semi-colon appearing at the end thereof:

“(it being understood and agreed that unaudited consolidating financial information provided pursuant to this subsection (c) shall, in respect of Subsidiaries, only show individually Significant Subsidiaries)”

Q. Section 5.01(g) of the Credit Agreement is hereby amended to delete the reference to “$20,000,000” appearing therein and replace such reference with a reference to “$23,500,000”.

R. Section 5.01(h) of the Credit Agreement is hereby amended to delete the reference to “$20,000,000” appearing therein and replace such reference with a reference to “$23,500,000”.

S. Section 5.08 of the Credit Agreement is hereby amended to add the words “and the repayment on or prior to the Amendment No. 2 Effective Date of the Second Lien Obligations in effect on and prior to the Amendment No. 2 Effective Date” immediately after the reference to “Section 6.04” appearing in clause (i) thereof.

T. Section 5.11 of the Credit Agreement is hereby amended to delete the reference to “$20,000,000” appearing therein and replace such reference with a reference to “$23,500,000”.

U. Section 5.12 of the Credit Agreement is hereby amended to delete the reference to “$20,000,000” appearing therein and replace such reference with a reference to “$23,500,000”.

V. Section 6.01(a) of the Credit Agreement is hereby amended to (w) insert a “(i)” at the beginning thereof, (x) insert a “(ii)” immediately before the first reference to “the Second Lien Obligations” appearing therein, (y) delete the reference to “$40,000,000” appearing therein and replace such reference with a reference to “$35,000,000” and (z) add the following proviso at the end thereof:

“; provided further that any extension, renewal or replacement of the Indebtedness incurred under the Specified Second Lien Documents shall be subject to the requirements of clause (f) hereof”

W. Section 6.01(f) of the Credit Agreement is hereby amended to (x) insert the words “Indebtedness under the Specified Second Lien Documents or of” immediately after the words “Indebtedness which represents an extension, refinancing or renewal of” appearing at the beginning thereof and (y) insert the parenthetical “(or, in the case of the Indebtedness under the Specified Second Lien Documents, on the Amendment No. 2 Effective Date)” immediately after the words “the principal amount as of the date hereof” appearing in clause (i) of the proviso therein.

X. Section 6.01(k) of the Credit Agreement is hereby amended to (x) delete the reference to “$10,000,000” appearing therein and replace such reference with a reference to “$15,000,000” and (y) delete the reference to “$5,000,000” appearing therein and replace such reference with a reference to “$10,000,000”.

Y. Section 6.02(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(a)  Liens created pursuant to (i) any Loan Document or (ii) any Second Lien Document; provided that, with respect to Liens created pursuant to any Second Lien Document, (A) such security interests secure Indebtedness permitted by clause (a)(ii) of Section 6.01, and (B) other than with respect to the Specified Assets, such Liens are subordinate to the Secured Obligations in accordance with the terms of the Intercreditor Agreement; provided further that, in the event the Liens created under the Specified Second Lien Documents in respect of the Specified Assets or the Collateral are released, Liens may exist on the Specified Assets or the Collateral to secure other Indebtedness permitted under Section 6.01(a)(ii) so long as such Liens are subject to the Intercreditor Agreement;”

Z. Section 6.02 of the Credit Agreement is hereby amended to (x) delete the “and” immediately following subsection (i), (y) change the period at the end of subsection (j) to a semi-colon and (z) add the following as new subsections (k), (l), (m), (n), (o), (p), (q) and (r) thereof:

“(k)  reserve deposit accounts and/or Liens granted in respect of such reserve deposit accounts in connection with various payment processing transactions between the Company and/or any Subsidiary, and any third party payment processor;

(l)  Liens of sellers of goods to the Company or any of its Subsidiaries arising under Article 2 of the UCC in effect in the relevant jurisdiction in the ordinary course of business, covering only the goods sold and securing only the unpaid purchase price for such goods and related expenses;

(m)  the filing of UCC financing statements solely as a precautionary measure in connection with operating leases or consignment of goods;

(n)  Liens incurred in the ordinary course of business of the Company or any Subsidiary with respect to obligations that do not in the aggregate exceed $1,000,000 at any time outstanding, so long as such Liens, to the extent covering any Collateral, are subordinated to the Liens granted pursuant to the Collateral Documents on terms satisfactory to the Administrative Agent;

(o)  bankers’ Liens, rights of setoff and other similar Liens existing solely with respect to cash and cash equivalents on deposit in one or more accounts maintained by the Company or any Subsidiary, in each case granted in the ordinary course of business in favor of the bank or banks with which such accounts are maintained, securing amounts owing to such bank with respect to cash management and operating account arrangements, including those involving pooled accounts and netting arrangements; provided that, unless such Liens are non consensual and arise by operation of law, in no case shall any such Liens secure (either directly or indirectly) the repayment of any Indebtedness for borrowed money;

(p)  Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods;

(q)  Liens arising by virtue of deposits or otherwise made in the ordinary course of business to secure liability for premiums to insurance carriers and payments to utilities; and

(r)  Liens arising out of conditional sale, title retention, consignment or similar arrangements for the sale of goods entered into by the Company or any Subsidiary in the ordinary course of business in accordance with the past practices of the Company or such Subsidiary.”

AA. Section 6.03(a) of the Credit Agreement is hereby amended to (x) delete the “and” at the end of clause (ii) thereof and replace it with a comma and (y) add the phrase “and (iv) any other Person may merge into or consolidate with the Company or any Subsidiary in connection with a Permitted Acquisition so long as the Company or such Subsidiary is the surviving entity of such merger or consolidation” immediately after the words “is not materially disadvantageous to the Lenders” appearing at the end of clause (iii) thereof.

BB. Section 6.04(p) of the Credit Agreement is hereby amended to delete the reference to “$3,000,000” appearing therein and replace such reference with a reference to “$7,500,000”.

CC. Section 6.04 of the Credit Agreement is hereby amended to (x) delete the “and” immediately following subsection (o), (y) change the period at the end of subsection (p) to a semi-colon and (z) add the following as new subsections (q), (r), (s), (t), (u) and (v) thereof, together with the paragraph at the end thereof:

“(q)  the Company and its Subsidiaries may (i) acquire and hold accounts receivable owing to any of them if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary terms, (ii) invest in, acquire and hold cash and cash equivalents, (iii) endorse negotiable instruments held for collection in the ordinary course of business or (iv) make deposits permitted under Section 6.02;

(r)  loans and advances to directors, employees and officers of the Company and its Subsidiaries for bona fide business purposes to purchase Equity Interests of the Company, in an aggregate amount not to exceed $250,000 at any time outstanding;

(s)  investments in securities of trade creditors or customers in the ordinary course of business received in settlement of a bona fide dispute or judgment or upon foreclosure or pursuant to any plan of reorganization or liquidation or similar arrangement upon the bankruptcy or insolvency of such trade creditors or customers;

(t)  investments to the extent such investments reflect an increase in the value of investments;

(u)  investments consisting of cash earnest money deposits made by the Company or any Subsidiary in connection with any letter of intent or purchase agreement permitted hereunder; and

(v)  investments acquired in connection with Permitted Acquisitions.

The amount of any investment shall be the original cost of such investment plus the cost of all additions thereto less all returns of capital, dividends and other cash returns thereof and less all liabilities expressly and irrevocably assumed by another person in connection with the sale of such investment, without any adjustments for increases or decreases in value, or write ups, write downs or write offs with respect to such investment.  The amount of any loan shall be the initial principal amount of such loan less all returns of principal and other cash returns thereof.”

DD. Section 6.05(a) of the Credit Agreement is hereby amended to (x) delete the “and” appearing at the end of clause (i) thereof and replace it with a comma and (y) add the phrase “and (iii) the abandonment or other disposition of immaterial intellectual property that is, in the reasonable judgment of the Company, no longer economically practicable to maintain or useful in the conduct of the business of the Company and its Subsidiaries taken as a whole” at the end thereof.

EE. Section 6.05(g) of the Credit Agreement is hereby amended to delete the words “$2,500,000 in any 12-month period” appearing at the end thereof and replace such words with the words “$25,000,000 during the term of this Agreement”.

FF. Section 6.05 of the Credit Agreement is hereby amended to (x) delete the “and” at the end of subsection (f) thereof and (y) add the following as new subsections (h) and (i) thereof:

“(h)  leases or subleases of real or personal property in the ordinary course of business and in accordance with the applicable Collateral Documents; and

(i)  transactions permitted by Section 6.03 or Section 6.04;”

GG. Section 6.08(b) of the Credit Agreement is hereby amended to (x) add the words “described in clauses (a) or (b) of the definition of Indebtedness” immediately after the words “in respect of principal of or interest on any Indebtedness” appearing in the first sentence thereof and (y) insert the phrase “and principal” after the word “interest” appearing in clause (ii) thereof.

HH. Section 6.09 of the Credit Agreement is hereby amended to add the words “and guarantees permitted by Section 6.04(e)” at the end of clause (c) thereof.

II. Section 6.12 of the Credit Agreement is hereby amended to (x) delete the reference to “$17,500,000” appearing therein and replace such reference with a reference to “$20,000,000” and (y) delete the reference to “$20,000,000” appearing therein and replace such reference with a reference to “$23,500,000”.

JJ. Exhibit C to the Credit Agreement is hereby amended to delete the references to “$125,000,000” appearing therein and replace such references with references to “$175,000,000”.

KK. The Commitments of certain of the Lenders are hereby increased as set forth on Annex A attached hereto.  Certain financial institutions not party to the Credit Agreement prior to the date hereof and identified on Annex A attached hereto (the “New Lenders”) are hereby deemed to be Lenders for all purposes of the Loan Documents.  Accordingly, Schedule 2.01 to the Credit Agreement is replaced in its entirety with Schedule 2.01 attached hereto as Annex A.

LL. Schedule 3.14 to the Credit Agreement is hereby amended to add, at the end thereof, the language set forth on the attached Annex B.

MM. Schedules 3.15, 6.01, 6.02, 6.04 and 6.10 to the Credit Agreement are hereby amended and restated in their entirety to read as Schedules 3.15, 6.01, 6.02, 6.04 and 6.10 attached hereto as Annex C.

NN. Section 1.3 of the Domestic Security Agreement is hereby amended to delete the reference to “$20,000,000” appearing in the definition of “Cash Dominion Trigger Event” therein and replace such reference with a reference to “$23,500,000”.

OO. Section 4.1(d) of the Domestic Security Agreement is hereby amended to add the words “6.03 or” immediately before the reference to “6.05” appearing therein.

PP. Section 4.7(d) of the Domestic Security Agreement is hereby amended to (x) add the words “Except as permitted by Section 6.05(a)(iii) of the Credit Agreement,” at the beginning thereof and (y) add the words “but excluding works protectable by copyright for which application for registration has not been made” immediately after the words “now or hereafter existing” appearing in the parenthetical therein.

QQ. Section 4.8 of the Domestic Security Agreement is hereby amended to add the words “in an amount in excess of $250,000” immediately after the reference to “acquired by it” appearing therein.

RR. Section 4.10 of the Domestic Security Agreement is hereby amended to add the words “in an amount in excess of $250,000” immediately after the reference to “a claim” appearing therein.

Section 2.                      Conditions of Effectiveness.  The effectiveness of this Amendment is subject to the conditions precedent that (i) the Administrative Agent shall have received counterparts to this Amendment, duly executed by each of the Company, the Lenders, each New Lender and the Administrative Agent, (ii) the Administrative Agent shall have received counterparts to the Consent and Reaffirmation, the form of which is attached hereto as Exhibit A, duly executed by each Loan Party (other than the Company), (iii) the Administrative Agent shall have received such opinions, instruments and documents as are reasonably requested by the Administrative Agent, (iv) the Administrative Agent shall have received payment and/or reimbursement of the Administrative Agent’s and its affiliates’ reasonable fees and expenses (including, to the extent invoiced, reasonable fees and expenses of counsel for the Administrative Agent) in connection with this Amendment and (v) the Administrative Agent shall have made such reallocations of each Lender’s Applicable Percentage of the Revolving Exposure under the Credit Agreement (including the New Lenders) as are necessary in order that the Revolving Exposure with respect to such Lender reflects such Lender’s Applicable Percentage of the Revolving Exposure under the Credit Agreement as amended hereby.  The Company hereby agrees to compensate each Lender for losses, costs and expenses incurred by such Lender in connection with the sale and assignment of any Eurocurrency Loans and the reallocation described in clause (v) above, in each case on the terms, to the extent and in the manner set forth in Section 2.17 of the Credit Agreement.

Section 3.                      Representations and Warranties of the Company.  The Company hereby represents and warrants as follows:

(a)           This Amendment has been duly executed and delivered by it and constitutes its legal, valid and binding obligations, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding at law or in equity.

(b)           After giving effect to this Amendment, the representations and warranties made by it in the Loan Documents are true and correct as of the date hereof.

(c)           Before and immediately after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

Section 4.                      Effect on Credit Agreement.

(a)           Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement, as amended and modified hereby.

(b)           Except as specifically amended and modified above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect, and are hereby ratified and confirmed.

(c)           The execution, delivery and effectiveness of this Amendment shall neither, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

Section 5.                      GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Section 6.                      Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

Section 7.                      Counterparts.  This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A facsimile or PDF copy of any signature hereto shall have the same effect as the original thereof.

[The remainder of this page is intentionally blank.]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

LIFETIME BRANDS, INC., as the Company

By
Name:
Title:

Signature Page to Amendment No. 2 to
Amended and Restated Credit Agreement
Lifetime Brands, Inc.

JPMORGAN CHASE BANK, N.A., individually, as Administrative Agent, a Co-Collateral Agent, Issuing Bank, Swingline Lender and a Lender

By:
Name:
Title:

Signature Page to Amendment No. 2 to
Amended and Restated Credit Agreement
Lifetime Brands, Inc.

HSBC BANK USA, NATIONAL ASSOCIATION, as Syndication Agent, a Co-Collateral Agent and a Lender

By:
Name:
Title:

Signature Page to Amendment No. 2 to
Amended and Restated Credit Agreement
Lifetime Brands, Inc.

CAPITAL ONE LEVERAGE FINANCE CORP.,
as a Lender

By:
Name:
Title:

Signature Page to Amendment No. 2 to
Amended and Restated Credit Agreement
Lifetime Brands, Inc.

SOVEREIGN BANK,
as a Lender

By:
Name:
Title:

Signature Page to Amendment No. 2 to
Amended and Restated Credit Agreement
Lifetime Brands, Inc.

ANNEX A

SCHEDULE 2.01

COMMITMENTS

Lender	Dollar Tranche Commitment	Multicurrency Tranche Commitment	Total Commitment	Treaty Passport Scheme Reference Number and Jurisdiction of Tax Residence (if applicable)
JPMorgan Chase Bank, N.A.	$51,750,000	$11,250,000	$63,000,000	13/M/0268710/DTTP (United States)
HSBC Bank USA, National Association (successor by merger to HSBC Business Credit (USA) Inc.)	$40,250,000	$8,750,000	$49,000,000
Capital One Leverage Finance Corp.	$35,000,000	$0	$35,000,000
Sovereign Bank	$23,000,000	$5,000,000	$28,000,000

TOTAL	$150,000,000	$25,000,000	$175,000,000